UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 13, 2003
                                (Date of Report)

                                 Timeline, Inc.
             (Exact Name of Registrant as Specified in its Charter)

           Washington                     1-13524                   31-1590734
(State or Other Jurisdiction of    (Commission File No.)   (IRS Employer Identification
         Incorporation)                                               Number)

                        3055 112th Avenue N.E., Ste. 106
                           Bellevue, Washington 98004
             (Address of Principal Executive Offices, including zip)

                                 (425) 822-3140
                         (Registrant's Telephone Number,
                              including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          99.1 Press Release, dated November 13, 2003, "Timeline Reports Second Quarter Fiscal 2004 Loss of $4,000 or $0.00 Per Share; Software License Revenues Increase 74% in Fiscal 2004 Second Quarter."

Item 12. Disclosure of Results of Operations and Financial Condition".

     On November 13, 2003, Timeline, Inc. issued a news release announcing its financial results for its fiscal 2004 second quarter ended September 30, 2003. A copy of this news release is attached as Exhibit 99.1.

     The information contained in this Item 12 on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

     Dated: November 13, 2003.
                                        TIMELINE, INC.

                                        By: /s/ Charles R. Osenbaugh
                                            -----------------------------------
                                            Charles R. Osenbaugh
                                            Chief Executive Officer